NET GAINS/(LOSSES) ON FINANCIAL ASSETS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME (Tables)	12 Months Ended
Dec. 31, 2021
Net Gainslosses On Financial Assets At Fair Value Through Other Comprehensive Income
Net gains/(losses) on financial assets at fair value through other comprehensive income
			R$ thousand
	Year ended December 31
	2021	2020	2019
Fixed income securities	(893,750)	891,888	82,859
Equity securities	(187,643)	(2,608,767)	572,973
Total	(1,081,393)	(1,716,879)	655,832